UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2023

HF FOODS GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware State or other Jurisdiction of incorporation )	001-38180 (Commission File No.)	81-2717873 (IRS Employer Identification No)

6325 South Rainbow Boulevard, Suite 420 Las Vegas, Nevada (Address of principal executive offices)	89118 (Zip Code)

Registrant’s telephone number, including area code: (888)-905-0998

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	HFFG	Nasdaq Capital Market
Preferred Share Purchase Rights	N/A	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

HF Foods Group Inc. (the “Company”) held its combined 2022-2023 annual meeting of stockholders on Thursday, June 1, 2023, at 12:00 p.m. eastern time (the “Annual Meeting”). A total of 45,311,605 shares, or 84.1% of the Company’s outstanding common stock, were present in person or represented by proxy at the Annual Meeting, constituting a quorum. At the Annual Meeting, the Company’s stockholders: (i) elected the five director nominees listed below to serve until the 2024 annual meeting of the Company’s stockholders; (ii) approved and ratified the appointment of BDO USA LLP as the Company’s independent auditor for fiscal year 2023; and (iii) approved, on an advisory basis, the Company’s named executive officer compensation.

Set forth below are the voting results for each of the proposals presented at the Annual Meeting:

Proposal 1:	The election of five director nominees to serve until the 2024 annual meeting of the Company’s stockholders:

Director Name	For	Against	Abstain	Broker Non-Votes
Russell T. Libby	22,919,028	12,809,511	378,320	9,204,746
Xiao Mou Zhang	35,440,133	360,652	306,074	9,204,746
Valerie Chase	35,112,600	914,708	79,551	9,204,746
Hong Wang	31,771,677	3,956,862	378,320	9,204,746
Prudence Kuai	35,545,907	173,601	387,351	9,204,746

Proposal 2:	The approval and ratification of the appointment of BDO USA LLP as the Company’s independent auditor for 2023:

For	Against	Abstain	Broker Non-Votes
44,885,512	38,109	387,984	—

Proposal 3:	An advisory vote to approve the Company’s named executive officer compensation:

For	Against	Abstain	Broker Non-Votes
35,957,082	105,012	44,765	9,204,746

Item 8.01 Other Events.

On June 5, 2023, the Company filed a press release announcing the results of the annual meeting, among other matters. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits
99.1	Press release issued by HF Foods Group Inc. on June 5, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF FOODS GROUP INC.

Date: June 5, 2023	/s/ Carlos Rodriguez
Carlos Rodriguez
Chief Financial Officer